UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

60 East 42nd Street, Suite 4000, New York, NY 10165

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

SEMI-ANNUAL REPORT

May 31, 2022

(Unaudited)

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

Toll Free (877) 4TANAKA

TANAKA GROWTH FUND

SHAREHOLDER LETTER

May 31, 2022 (UNAUDITED)

Dear Fellow Shareholder,

                                                                                    July 2022

The 2nd Quarter was another challenging period for stocks as concerns around rising inflation, slowing economic growth, and tightening monetary policy drove investors out of risk assets. Price declines were broad-based and not exclusive to equities with bonds, cryptocurrencies, and certain commodities falling from recent highs. The correction in stocks this year has been historic with the S&P 500 closing out the 1st Half of 2022 with its largest decline in over 50 years.

  Against this backdrop, the TANAKA Growth Fund was down 28.3% in the calendar 1st Half ending June 30th versus declines of 27.6% for its benchmark Wilshire 2500 Growth index and 20.0% for the S&P 500. The broad sell-off in Growth stocks negatively impacted our top Platform Growth and Technology holdings, particularly those with higher valuations and those yet to achieve profitability. Several of our holdings experienced significant selling during the market downturn despite resilient fundamentals and attractive longer-term growth outlooks. Partially offsetting these declines were gains from our more Value-oriented companies as well as several stock-picks that benefited from company-specific positive developments in the 1st Half.

The macroeconomic backdrop is rapidly evolving and while our outlook has moderated somewhat since our last letter, we still see the potential for positive equity returns during the 2nd half of the year. We anticipate elevated market volatility to continue as investors weigh incoming economic data, monetary policy actions and global events, but we remain committed to our portfolio strategy of owning Platform Growth companies, high-quality Cyclical/Value stocks and special situation stock-picks that we believe offer superior company-specific long-term growth potential.

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TANAKA GROWTH FUND

SHAREHOLDER LETTER

May 31, 2022 (UNAUDITED)

Investment Outlook

The economic recovery from the depths of the pandemic-induced recession has stalled as shocks from Russia’s invasion of Ukraine and COVID-related lockdowns in China have raised inflationary pressures while weighing on global growth. U.S. economic conditions have softened since our last letter, but remain surprisingly solid, supported by resilient underlying demand, a historically robust labor market, and strong corporate and household balance sheets. A technical recession, characterized by negative real GDP growth for two consecutive quarters, is possible in the U.S. in the 1st half of 2022 but an imminent significant economic downturn is currently not our base case outlook.

Inflation and the Federal Reserve’s policy response continue to be the most critical factors influencing the path forward for the economy and stock market. The Fed has been rapidly raising interest rates this year as it front-loads monetary policy tightening to combat

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TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2022 (UNAUDITED)

high inflation and ensure longer-run inflation expectations remain anchored. We anticipate a gradual easing of price pressures in the back-half of the year with less stimulus-driven demand and abating global supply chain disruptions. A recent SF Fed study highlighted that about half of the difference between pre-pandemic and current inflation levels is supply-driven whereas one-third is demand-driven (see chart). Encouragingly, demand-based inflation is already falling, and we are now seeing early signs that supply-based inflationary factors may have peaked with areas like commodities, housing, and shipping/logistics seeing recent price declines. In our view, the Fed’s goal of achieving a “soft landing” has become more difficult given the external shocks to the global economy previously mentioned, but not impossible, and we believe that progress on taming inflation in the coming months may allow the Fed to ease back or pause its tightening later this year rather than continue its current aggressive pace of policy for a prolonged period.

 We continue to see compelling reasons to own stocks as improving inflation trends and resilient corporate earnings in the 2nd half of the year could be supportive of higher stock prices from current levels. Pessimistic views are baked into the stock market with equities already pricing in a mild recession and investor sentiment sitting at multi-decade lows. Valuations are becoming attractive with many segments of the market down over 50-60% from their highs and certain groups of stocks being sold indiscriminately even if the fundamentals remain sound. Stock market bottoms are difficult to predict and only time will tell if the bottoming process has already begun or more downside is still to come in the near-term. However, recoveries in stocks can be just as brisk as their corrections and a recovery is possible at any time in the coming months, whether it begins as a summer rally or later in the year.

Maintaining a Balanced Portfolio Strategy

 We are sticking with our strategy amidst the heightened market volatility and continue to own a balanced portfolio of Platform Growth companies, high-quality but cheap Cyclical/Value stocks, and special situation stock-picks. We have not materially sold into the market downturn as stocks can snap back quickly once a market bottom has been established and we prefer to remain invested in   companies that we believe will emerge from a growth slowdown or recession in a stronger position. The stocks that we own and liked at valuations 6-7 months ago we find even more attractive at current prices and believe that the Growth, Small Cap, and Mid Cap stocks that had outperformed in 2020-2021 but have been punished the most in the recent equity correction may be the ones with the most upside potential once the market finds its footing. We are long-term investors and remain focused on companies with strong fundamental businesses and attractive long-term growth potential. Continued volatility in the stock market may create even more dislocations between underlying fundamentals and stock prices, presenting what could be significant buying opportunities for those investors doing the work to identify them. We continue to focus on undervalued Platform Growth companies with technologies that can launch iterations of products and services and drive multi-year growth in areas like Internet of Things, AI, cloud computing, clean energy, and synthetic biology.

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TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2022 (UNAUDITED)

Risks to Our Outlook

The greatest risk to our outlook is inflation and responses by the Federal Reserve. We believe that elevated inflationary forces in the global economy will subside over the next 6-12 months as supply chain challenges ease, China lockdowns abate, and some of the commodity prices linked to the Russian invasion of Ukraine normalize, but the pace and magnitude of improvement in inflation remains uncertain. If high inflation is more persistent than expected, the Fed may take even more aggressive action to raise interest rates, which would increase the risk of an economic downturn and have negative implications for equities. The correction in stocks so far reflects a reduction in valuations while earnings estimates have held steady, but if corporate earnings were to weaken, there could be additional downside risk. Rising geopolitical tensions also represent a risk to our outlook and we continue to closely monitor the developments in Russia-Ukraine and escalations between the U.S. and China, in particular.

Review of Fiscal 2nd Quarter 2022

In the Fund’s fiscal 2nd Quarter ending 5/31/22, the Fund was down 11.5% vs. declines of 10.7% and 5.2% for the Wilshire 2500 Growth and S&P 500 indexes. In the calendar 2nd Quarter ending 6/30/22, the Fund was down 24.7% vs. declines of 21.2% and 16.1% for the Wilshire 2500 Growth and S&P 500 indexes.

In a challenging market this quarter, several of our holdings generated positive returns and helped to partially offset losses elsewhere in the portfolio. Our Specialty Materials holding rose on a favorable ruling on the validity of several patents in its infringement lawsuit against Samsung with a trial to begin in September. One of our Biotech holdings gained in the quarter after initiating a Phase 3 trial to treat advanced ovarian cancer and also benefited from resilient revenue growth from its commercial drug for a rare hormonal disorder. Both of our Consumer Staples companies also rose this quarter as investors flocked to high quality, stable businesses that generate cash flows and provide a dividend yield amidst the market turmoil.

The gains in our portfolio were more than offset by losses in several of our top Growth and Technology holdings. Our Synthetic Biology company declined after elevated cash burn in the 1st Quarter raised concerns about a potential equity raise, however we believe this scenario is unlikely and expect the combination of an upcoming molecule transaction and improving underlying operational performance to provide a sufficient cash runway until the company becomes cash flow positive next year. Our Semiconductor and Semiconductor Capital Equipment stocks also declined this quarter on concerns around weakening demand for consumer electronics products as global growth slows. While the Semiconductor industry can be cyclical in the short-term, we believe that expanding applications and demand for chips across nearly every industry will drive significant growth for the Semi industry and its stocks over the next decade. Our Electric Vehicle holding saw one of its manufacturing facilities negatively impacted by COVID-related shutdowns in China, which we view to be a temporary setback. In addition, our Uranium mine development company gave up its 1st Quarter share price gains primarily on recession fears despite a continued improvement in underlying Uranium supply-demand fundamentals.

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TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2022 (UNAUDITED)

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA. TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support!

Graham Tanaka, CFA

Benjamin Bratt, CFA

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

60 East 42nd Street, Suite 4000, New York, 10165  P: (212) 490-3380  E-mail: tanaka@tanaka.com  Website: www.tanaka.com

Semi-Annual Report | 5

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

May 31, 2022 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

Performance through May 31, 2022

Comparison of the Growth of a $10,000 Investment in the

TANAKA Growth Fund, Class R and the Wilshire 2500 Growth Index

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	12-31-21 to 05-31-22	05-31-21 to 05-31-22	05-31-17 to 05-31-22	05-31-12 to 05-31-22	12-30-98 to 05-31-22
R-Share	-18.53%	-23.57%	7.41%	10.65%	5.01%
Wilshire 2500 Growth	-20.99%	-7.15%	14.55%	15.29%	7.19%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through May 31, 2022. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund. The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA. Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Wilshire 2500 Growth Index is a benchmark of the large and small-sized growth companies in the US equity market. It is a float-adjusted, market capitalization-weighted derivative index of the Wilshire 2500 Index.

Semi-Annual Report | 6

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

May 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Cash Equivalent
0.95%
Communications
2.65%
Consumer
Discretionary
8.30%
Consumer Staples
4.62%
Financials
18.23%
Health Care
7.54%
Industrials
1.20%
Materials
10.99%
Technology
45.52%

Sectors are based on Bloomberg® classifications.

Semi-Annual Report | 7

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2022 (UNAUDITED)

Shares		Value

COMMON STOCKS - 99.13%

Accident & Health Insurance - 6.23%
15,300	Aflac, Inc.	$ 926,721

Beverages - 1.83%
1,625	PepsiCo, Inc.	272,594

Cigarettes - 2.79%
3,910	Philip Morris International, Inc.	415,437

Electronic Computers - 19.04%
19,018	Apple, Inc.	2,830,639

Industrial Organic Chemicals - 5.51%
321,347	Amyris, Inc. *	819,435

Investment Advice - 5.79%
22,325	The Carlyle Group, Inc.	860,182

Measuring & Controlling Device - 8.13%
15,033	Onto Innovation, Inc. *	1,208,353

Miscellaneous Metal Ores - 5.49%
171,889	NexGen Energy Ltd. (Canada) # *	816,382

Motor Vehicle Parts & Accessories - 1.20%
920	Honeywell International, Inc.	178,130

Motor Vehicles & Passenger Car - 5.41%
1,060	Tesla Motors, Inc. *	803,756

Pharmaceutical Preparations - 7.55%
107,598	Catalyst Pharmaceuticals, Inc. *	774,706
16,655	Corcept Therapeutics, Inc. *	347,090
		1,121,796
Radio & TV Broadcasting & Communications Equipment - 6.36%
6,598	Qualcomm, Inc.	944,966

Retail-Catalog & Mail-Order Houses - 2.89%
179	Amazon.com, Inc. *	430,350

Security Brokers, Dealers & Flotation Companies - 4.88%
11,310	Stifel Financial Corp.	725,763

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 8

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2022 (UNAUDITED)

Shares		Value

Semiconductors & Related Devices - 6.55%
3,870	Applied Materials, Inc.	$ 453,912
1,620	NVIDIA Corp.	302,486
4,505	Tower Semiconductor Ltd. (Israel) # *	217,411
		973,809
Services-Business Services - 2.93%
790	Accenture PLC Class A (Ireland) #	235,783
560	MasterCard, Inc. Class A	200,407
		436,190
Services-Computer Programming, Data Processing, Etc. - 2.03%
1,560	Meta Platforms, Inc. Class A *	302,078

Specialty Chemicals - 3.90%
1,177,094	Nanoco Group PLC (United Kingdom) # *	579,342

Television Broadcasting Stations - 0.62%
2,700	Paramount Global Class B	92,691

TOTAL FOR COMMON STOCKS (Cost $8,183,634) - 99.13%		14,738,614

SHORT-TERM INVESTMENTS - 0.95%
141,285	Huntington Conservative Deposit Account 0.65% **	141,285
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $141,285) - 0.95%		141,285

TOTAL INVESTMENTS (Cost $8,324,919) - 100.08%		14,879,899

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.08)%		(11,333)

NET ASSETS - 100.00%		$14,868,566

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at May 31, 2022.

# Total value for foreign common stock is $1,848,918, representing 12.44% of net assets.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 9

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2022 (UNAUDITED)

Assets:
Investments, at Value (Cost $8,324,919)	$14,879,899
Receivables:
Dividends and Interest	11,442
Shareholder Subscriptions	875
Prepaid Expenses	9,272
Total Assets	14,901,488
Liabilities:
Due to Advisor	13,000
Directors' Fees	1,695
Audit Fees	8,575
Custody Fees	509
Distribution Fees	1,862
Legal Fees	500
Printing and Mailing Fees	1,516
Transfer Agent Fees	4,614
Miscellaneous Fees	651
Total Liabilities	32,922
Net Assets	$14,868,566

Net Assets Consist of:
Paid-In Capital	$ 8,313,586
Distributable Earnings	6,554,980
Net Assets, for 511,590 Shares Outstanding	$14,868,566

Net Asset Value and Offering Price Per Share	$ 29.06

Minimum Redemption Price Per Share ($29.06*0.98) (Note 6) (a)	$ 28.48

(a) A minimum redemption fee of 2% is imposed in the event of certain redemption transactions occurring within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 10

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the six months ended May 31, 2022 (UNAUDITED)

Investment Income:
Dividends	$ 72,469
Interest	32
Total Investment Income	72,501

Expenses:
Advisory	86,217
Distribution (12b-1) Fees	21,554
Transfer Agent and Fund Accounting	20,334
Administrative	8,622
Legal	9,065
Audit	15,011
Registration	7,745
Printing and Mailing	384
Directors' Fees	4,583
Miscellaneous	2,078
Insurance	3,172
Total Expenses	178,765

Net Investment Loss	(106,264)

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments and Foreign Currency Transactions	(1,329,660)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(3,125,645)
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:	(4,455,305)

Net Decrease in Net Assets Resulting from Operations	$(4,561,569)

The accompanying notes are an integral part of these financial statements.

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TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	5/31/2022	11/30/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (106,264)	$ (335,506)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,329,660)	2,053,060
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(3,125,645)	4,809,658
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,561,569)	6,527,212

Total Distributions Paid to Shareholders	(1,363,046)	-

Capital Share Transactions (Note 6)	(1,844,923)	5,028,452

Total Increase	(7,769,538)	11,555,664

Net Assets:
Beginning of Period/Year	22,638,104	11,082,440

End of Period/Year	$14,868,566	$22,638,104

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 12

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period/year.

(Unaudited) Six Months Ended	Years Ended				
	5/31/2022	11/30/2021	11/30/2020	11/30/2019	11/30/2018	11/30/2017
Net Asset Value, at Beginning of Period/Year	$ 40.09	$ 24.71	$ 19.94	$ 19.52	$ 22.58	$ 20.46
Income From Investment Operations:						
Net Investment Loss *	(0.20)	(0.64)	(0.29)	(0.27)	(0.33)	(0.35)
Net Gain (Loss) on Securities (Realized and Unrealized)	(8.18)	16.02	5.06	0.69	(2.73)	2.47
Total from Investment Operations	(8.38)	15.38	4.77	0.42	(3.06)	2.12
Distributions:						
Realized Gains	(2.65)	-	-	-	-	-
Total from Distributions	(2.65)	-	-	-	-	-
Redemption Fees ***	-	- †	-	- †	-	-
Net Asset Value, at End of Period/Year	$ 29.06	$ 40.09	$ 24.71	$ 19.94	$ 19.52	$ 22.58
Total Return **	(22.16)% (b)	62.24%	23.92%	2.15%	(13.55)%	10.36%
Ratios/Supplemental Data:						
Net Assets at End of Period/Year (Thousands)	$ 14,869	$ 22,638	$ 11,082	$ 9,966	$ 10,787	$ 14,402
Before Waivers or Recoupments						
Ratio of Expenses to Average Net Assets	2.08% (a)	1.98%	2.70%	2.66%	2.29%	2.29%
Ratio of Net Investment Loss to Average Net Assets	(1.24)% (a)	(1.37)%	(1.69)%	(1.65)%	(1.53)%	(1.57)%
After Waivers or Recoupments						
Ratio of Expenses to Average Net Assets	2.08% (a)	2.19%	2.45%	2.45%	2.29%	2.29%
Ratio of Net Investment Loss to Average Net Assets	(1.24)% (a)	(1.58)%	(1.44)%	(1.44)%	(1.53)%	(1.57)%
Portfolio Turnover	0.00% (b)	37.50%	15.08%	4.94%	18.94%	19.21%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

†  Amount less than $0.005 per share.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

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TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2022 (UNAUDITED)

NOTE 1. ORGANIZATION

The TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest larger positions in small number of companies of its total assets. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund's performance may be affected disproportionately by the performance of relatively few stocks.  In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2022 (UNAUDITED)

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended May 31, 2022, the Fund did not incur any interest or penalties.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

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TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2022 (UNAUDITED)

Use of Estimates - The   preparation of financial   statements in conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close. However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced. Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to

Semi-Annual Report | 16

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2022 (UNAUDITED)

foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Semi-Annual Report | 17

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2022 (UNAUDITED)

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value. These securities will be categorized in Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized as Level 1.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of May 31, 2022:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 14,738,614	$ -	$ -	$ 14,738,614
Short-Term Investments	141,285	-	-	141,285
	$ 14,879,899	$ -	$ -	$ 14,879,899

*Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board. As

Semi-Annual Report | 18

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2022 (UNAUDITED)

compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended May 31, 2022, the Advisor earned a fee of $86,217 from the Fund. The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for the expenses it incurs, but only to the extent necessary to maintain total annual operating expenses at 2.45% of the average daily net assets, through November 30, 2022. At May 31, 2022, the Fund owed the Advisor $11,766 for management fees.

Pursuant to a written expense limitation agreement, the Fund's Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses), so that the Fund’s ratio of total annual operating expenses is limited to 2.45% for Class R shares. The expense limitation agreement is effective on an annual basis and may be terminated only by the Board of Trustees by providing 90 days notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for Class R Shares. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. For the six months ended May 31, 2022, the Advisor recouped no fees.

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the six months ended May 31, 2022, the Advisor earned a fee of $8,622 from the Fund under the Administrative Agreement. At May 31, 2022, the Fund owed the Advisor $1,234 for administrative fees.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized (each such plan, a "Distribution Plan") as amended and approved on December 14, 2020. The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to brokers, dealers and other financial institutions, including the investment adviser to the “Fund”, (collectively, the “Service Organizations”) for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the six months ended May 31, 2022, were $21,554. For the six months ended May 31, 2022, the Advisor received 12b-1 fees of $12,447 that were used by the Advisor to cover allowable expenses under the Distribution Plan.

Semi-Annual Report | 19

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2022 (UNAUDITED)

NOTE 5. INVESTMENTS

For the six months ended May 31, 2022, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ -
Sales	$ 1,988,252

NOTE 6. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital share transactions for the six months ended May 31, 2022 and the year ended November 30 2021, respectively, were as follows:

	Six Months Ended 5/31/22		Year Ended 11/30/21
	Shares	$ Amount	Shares	$ Amount
Shares sold	5,124	$ 176,863	383,586	$ 15,961,893
Shares reinvested	36,969	1,327,920	-	-
Shares redeemed	(95,188)	(3,349,706)	(267,323)	(10,933,441)
Net increase (decrease)	(53,095)	$ (1,844,923)	116,263	$ 5,028,452

For the six months ended May 31, 2022, the shares redeemed amounts include account servicing fees of $2,064 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the six months ended May 31, 2022, no redemption fees were collected from shareholder transactions and the year ended November 30, 2021, $727 of redemption fees were collected by the Fund from shareholder transactions. These amounts are included in shares sold above.

NOTE 7.   TAX MATTERS

As of November 30, 2021, unrealized appreciation (depreciation) and cost of investment securities on a tax basis, were as follows:

Gross unrealized appreciation on investment securities	$ 10,971,128
Gross unrealized depreciation on investment securities	(1,290,503)
Net unrealized appreciation on investment securities	$ 9,680,625

Tax Cost of investment securities *	$ 13,001,335

* Includes short-term investment.

Semi-Annual Report | 20

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2022 (UNAUDITED)

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2021, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$9,680,625
Late Year Losses	(319,640)
Undistributed Capital Gains	1,362,704
Total Distributable Earnings, Net	$10,723,689

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and late year losses are determined only at the end of each fiscal year.  As of November 30, 2021, the Fund elected to defer late year losses as indicated in the chart below.

Late Year Losses
Deferred
$ 319,640

As of November 30, 2021, the Fund recorded permanent book/tax differences of $146,936 from net investment loss (an increase/decrease to net investment income/loss) to paid-in-capital (a decrease to paid-in-capital) due to net operating losses.

For the six months ended May 31, 2022, there was a long-term capital gain distribution of $1,363,046 paid.

No distributions were paid by the Fund for the years ended November 30, 2021 and 2020.

NOTE 8.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 9.  SECTOR RISK

If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  For example, to the extent the Fund is overweighted in the technology sector it will be affected by developments affecting the applicable sector.  The sector is subject to changing government regulations that may limit profits and restrict services offered. Companies in this sector also may be significantly affected by intense competition. In addition, technology products may be subject to rapid obsolescence.

Semi-Annual Report | 21

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2022 (UNAUDITED)

NOTE 10.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and their investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no further events requiring disclosure.

Semi-Annual Report | 22

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

May 31, 2022 (UNAUDITED)

Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. Please note that the expenses shown in the table are meant to highlight your ongoing costs (in dollars) only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2021 through May 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2021	May 31, 2022	December 1, 2021 to May 31, 2022

Actual	$1,000.00	$778.43	$9.22
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.56	$10.45

* Expenses are equal to the Fund's annualized expense ratio of 2.08%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Semi-Annual Report | 23

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2022 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (73)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Scott D. Stooker (68)	Director (since 2021)	Retired; President of First Team Communications from 1993 to 2004, a marketing communications firm.	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (73)*	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	Council for Economic Education since 2018.
Benjamin M. Bratt (29)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

For the six months ended May 31, 2022, David M. Fox and Scott D. Stooker were paid $2,500 and $2,500, respectively.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 60 East 42nd Street, Suite 4000, New York, New York 10165.

Semi-Annual Report | 24

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

May 31, 2022 (UNAUDITED)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended May 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Semi-Annual Report | 25

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Semi-Annual Report | 26

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Semi-Annual Report | 27

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Scott D. Stooker

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

60 East 42nd Street, Suite 4000

New York, NY 10165

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

David Jones, Esquire

395 Sawdust Rd., #2137

The Woodlands, TX 77380

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Tanaka Funds, Inc., 369 Lexington Avenue, 20th Floor, New York, NY  10017.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     August 2, 2022

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  August 2, 2022

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  August 2, 2022

* Print the name and title of each signing officer under his or her signature.